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                                                                    EXHIBIT 23.1

                         INDEPENDENT AUDITORS' CONSENT


Board of Directors
Procyte Corporation
Redmond, Washington

We consent to the incorporation by reference in Registration Statement Nos. 333-46506, 333-64339, 33-59983, 33-48809, and 33-40565 on Form S-8 of Procyte
Corporation of our report dated February 9, 2001, included in this Annual Report on Form 10-K of ProCyte Corporation for the year ended December 31, 2000.

Deloitte & Touche LLP
Seattle, Washington
March 13, 2001